UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-21              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Ocwen Federal Bank FSB, as servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On December 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  MORTGAGE-BACKED  PASS-THROUGH  CERTIFICATES,  SERIES 2002-AR25
------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  January 3, 2003            By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      164,503,000.00    122,513,584.66    8,165,495.92     435,836.77   8,601,332.69      0.00       0.00      114,348,088.74
IA2       91,630,000.00     68,241,428.80    4,548,272.02     263,067.75   4,811,339.77      0.00       0.00       63,693,156.78
IIA1     197,668,000.00    181,762,082.39    7,470,735.61     788,088.20   8,258,823.81      0.00       0.00      174,291,346.78
IIIA1    209,412,000.00    197,213,155.90    5,237,084.92     293,792.82   5,530,877.74      0.00       0.00      191,976,070.98
AR               100.00              0.00            0.00           0.00           0.00      0.00       0.00                0.00
IIIM1      5,454,000.00      5,454,000.00            0.00      10,942.85      10,942.85      0.00       0.00        5,454,000.00
IIIM2      3,272,225.00      3,272,225.00            0.00       8,819.56       8,819.56      0.00       0.00        3,272,225.00
CB1       10,509,000.00     10,483,762.82        8,315.09      51,599.74      59,914.83      0.00       0.00       10,475,447.73
CB2        5,015,000.00      5,002,956.57        3,968.05      24,623.91      28,591.96      0.00       0.00        4,998,988.52
CB3        3,583,000.00      3,574,395.48        2,835.00      17,592.72      20,427.72      0.00       0.00        3,571,560.48
CB4        1,911,000.00      1,906,410.77        1,512.05       9,383.11      10,895.16      0.00       0.00        1,904,898.72
CB5        1,433,000.00      1,429,558.67        1,133.84       7,036.10       8,169.94      0.00       0.00        1,428,424.83
CB6        1,433,430.00      1,429,987.64        1,134.18       7,038.22       8,172.40      0.00       0.00        1,428,853.46
TOTALS   695,823,755.00    602,283,548.70   25,440,486.68   1,917,821.75  27,358,308.43      0.00       0.00      576,843,062.02

IX       256,133,000.00    190,755,013.45            0.00     203,517.39     203,517.39      0.00       0.00      178,041,245.51
IIX      197,668,100.00    181,762,082.39            0.00     151,468.40     151,468.40      0.00       0.00      174,291,346.78
IIIX               0.00              0.00            0.00     956,590.86     956,590.86      0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22541NEE5    744.74985052    49.63736783      2.64941533     52.28678316          695.11248269       IA1      4.268948 %
IA2     22541NEF2    744.74985049    49.63736789      2.87097839     52.50834628          695.11248259       IA2      4.625948 %
IIA1    22541NEG0    919.53215690    37.79436029      3.98692859     41.78128888          881.73779661       IIA1     5.202987 %
IIIA1   22541NEH8    941.74715823    25.00852348      1.40294167     26.41146515          916.73863475       IIIA1    1.730000 %
AR      22541NER6      0.00000000     0.00000000      0.00000000      0.00000000            0.00000000       AR       5.202987 %
IIIM1   22541NEL9  1,000.00000000     0.00000000      2.00638981      2.00638981        1,000.00000000       IIIM1    2.330000 %
IIIM2   22541NEM7  1,000.00000000     0.00000000      2.69527921      2.69527921        1,000.00000000       IIIM2    3.130000 %
CB1     22541NEN5    997.59851746     0.79123513      4.91005234      5.70128747          996.80728233       CB1      5.906246 %
CB2     22541NEP0    997.59851844     0.79123629      4.91005184      5.70128814          996.80728215       CB2      5.906246 %
CB3     22541NEQ8    997.59851521     0.79123639      4.91005303      5.70128942          996.80727882       CB3      5.906246 %
CB4     22541NFZ7    997.59851910     0.79123496      4.91005233      5.70128728          996.80728414       CB4      5.906246 %
CB5     22541NGA1    997.59851361     0.79123517      4.91004885      5.70128402          996.80727844       CB5      5.906246 %
CB6     22541NGB9    997.59851545     0.79123501      4.91005490      5.70128991          996.80728044       CB6      5.906246 %
TOTALS               865.56911053    36.56168174      2.75618896     39.31787070          829.00742878

IX      22541NEJ4    744.74985047     0.00000000      0.79457700      0.79457700          695.11248262       IX       1.280285 %
IIX     22541NEK1    919.53169171     0.00000000      0.76627640      0.76627640          881.73735054       IIX      1.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                               December 26, 2002


Section 4.04(a)(i)              Scheduled Principal Payments (Total)                                            464,759.38
                                Group 1                                                                         199,873.79
                                Group 2                                                                         106,225.20
                                Group 3                                                                         158,660.39

                                Principal Prepayments (Total)                                                24,975,727.29
                                Group 1                                                                      12,527,050.60
                                Group 2                                                                       7,370,252.16
                                Group 3                                                                       5,078,424.53

                                Repurchase Principal (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Substitution Amounts (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Net Liquidation Proceeds (Total)                                                      0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Insurance Proceeds (Total)                                                            0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Other Principal (Total)                                                               0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00



                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            December 26, 2002



Section 4.04(a)(v)              Beginning Number of Loans Outstanding (Total)                                         1,734
                                Group 1                                                                                 444
                                Group 2                                                                                 536
                                Group 3                                                                                 754

                                Beginning Aggregate Loan Balances (Total)                                    603,374,240.22
                                Group 1                                                                      204,195,965.43
                                Group 2                                                                      192,148,202.76
                                Group 3                                                                      207,030,072.03

                                Ending Number of Loans Outstanding (Total)                                            1,675
                                Group 1                                                                                 417
                                Group 2                                                                                 517
                                Group 3                                                                                 741

                                Ending Aggregate Loan Balances (Total)                                       577,933,753.55
                                Group 1                                                                      191,469,041.04
                                Group 2                                                                      184,671,725.40
                                Group 3                                                                      201,792,987.11

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                      7,194.16
                                Group 1                                                                            2,084.19
                                Group 2                                                                            4,247.34
                                Group 3                                                                              862.63

                                Servicing Fees (Total, including PMI Fees))                                      181,925.90
                                Group 1                                                                           63,477.03
                                Group 2                                                                           59,907.10
                                Group 3                                                                           58,541.77


                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            December 26, 2002



Section 4.04(a)(viii)           Current Advances (Total)                                                                N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

                                Outstanding Advances (Total)                                                            N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

Section 4.04(a)(ix)             Delinquent Mortgage Loans
                                Group 1
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                  2              484,568.15                  0.25 %
                                2 Month                  0                    0.00                  0.00 %
                                3 Month                  1              561,861.67                  0.29 %
                                Total                    3            1,046,429.82                  0.54 %

                                Group 2
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                  4            1,648,733.75                  0.89 %
                                2 Month                  0                    0.00                  0.00 %
                                3 Month                  0                    0.00                  0.00 %
                                Total                    4            1,648,733.75                  0.89 %

                                Group 3
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                   9            2,187,276.30                  1.08 %
                                2 Month                   8            2,686,993.05                  1.33 %
                                3 Month                   5            1,620,108.60                  0.80 %
                                 Total                   22            6,494,377.95                  3.21 %

                                Group Totals
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 15            4,320,578.20                  0.75 %
                                2 Month                  8            2,686,993.05                  0.46 %
                                3 Month                  6            2,181,970.27                  0.38 %
                                 Total                  29            9,189,541.52                  1.59 %

                                * Delinquent Bankruptcies are included in the table above.

                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            December 26, 2002


                                Bankruptcies
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                * Only Current Bankruptcies are reflected in the table above.

                                Group 3 Balance of Bankruptcies delinquent 31 to 60 days             0.00

                                * Above figure provided for calculation of Rolling Three Month Delinquency Rate


                                Foreclosures
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                1                       82,719.42               0.04 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                1                       82,719.42               0.01 %





                                     -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            December 26, 2002


Section 4.04(a)(xi)             REO Properties
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

Section 4.04(a)(xii)            Current Realized Losses (Total)                                                 0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

                                Cumulative Realized Losses (Total)                                              0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

Section 4.04(a)(xiii)           Weighted Average Term to Maturity (Deal)                                        353
                                Group 1                                                                         352
                                Group 2                                                                         354
                                Group 3                                                                         352

Group 3 Trigger Event           Trigger Event Occurrence                                                        NO
                                (Is Rolling Three Month Delinquency Rate > 6% of
                                Sr.Enhancement% x 50%?)
                                Rolling Three Month Delinquency Rate                                       1.13085 %
                                The lessor of 6% and the Sr.Enhancement% x 50%                             1.65490 %

Group 3 O/C Reporting           Targeted Overcollateralization Amount                                   1,090,691.13
                                Ending Overcollateralization Amount                                     1,090,691.13
                                Ending Overcollateralization Deficiency                                         0.00
                                Group I Monthly Excess Interest                                             3,403.27
                                Group II Monthly Excess Interest                                            3,202.47
                                Overcollateralization Release Amount                                            0.00
                                Monthly Excess Interest                                                   956,573.33
                                Payment to Class III-X                                                    956,573.33

                                Amounts on Deposit in the Basis Risk Reserve Fund
                                in excess of Required Amount to Class III-X                                    17.53




                                     -11-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

